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                                                                   EXHIBIT 10.38




                        TURNER BROADCASTING SYSTEM, INC.
                             1993 STOCK OPTION PLAN


Section 1.       Purpose
                 -------
                 The purpose of the Plan is to promote the interests of the Company and its shareholders by providing a means for selected Key Employees to acquire a proprietary interest in the Company, thereby strengthening the Company's ability to attract capable management personnel and providing an inducement for Key Employees to remain in the employ of the Company or its Subsidiaries and to perform at their maximum levels. It is intended that Options granted pursuant to this Plan may constitute Incentive Stock Options or Nonqualified Stock Options, as hereinafter set forth.

Section 2.       Definitions
                 -----------
                 Unless the context clearly indicates otherwise, the following terms, when used in this Plan, shall have the meanings set forth below:

                 (a) "Board" shall mean the Board of Directors of the Company.

                 (b) "Code" shall mean the Internal Revenue Code of 1986, as it may be amended from time to time.

                 (c) "Committee" shall mean the Stock Option and Compensation Committee of the Board, appointed by the Board to administer the Plan and perform the functions set forth in Section 3 of this Plan.

                 (d) "Common Stock" shall mean the Class B Common Stock, par value $.0625 per share, of the Company, and any other stock or securities resulting from the adjustment thereof or substitution therefor as described in Section 14 of this Plan.

                 (e) "Company" shall mean Turner Broadcasting System, Inc., a Georgia corporation.

                 (f) "Fair Market Value" with respect to the Common Stock as of any date shall mean (i) in the event the Common Stock is listed on a national securities exchange, the closing price as reported for composite transactions on that date, or, if no sales occurred on that date, then the closing price on the next preceding date on which such sales
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         of Common Stock occurred; (ii) in the event the Common Stock is not listed on a national securities exchange, the mean between the high bid and low asked prices reported for shares of Common Stock traded over-the-counter on that date, or, if no bid and asked prices were reported on that date, then the mean between the high bid and low asked prices on the next preceding date on which such prices were reported; or (iii) in the event there are no over-the-counter prices for the Common Stock and it is not listed on a national securities exchange, the fair market value as determined by the Committee in its discretion.

                 (g) "Incentive Stock Option" shall mean an Option granted under the Plan and designated as such by the Committee which meets the requirements of Section 422 of the Code.

                 (h) "Key Employee" shall mean a regular employee, whether or not a director, of the Company or a Subsidiary who is an officer or holds a managerial or other key position, as determined by the Committee, and who, in the judgment of the Committee, has demonstrated a capacity for making a substantial contribution to the success of the business of the Company or a Subsidiary.

                 (i) "Nonqualified Stock Option" shall mean an Option granted under the Plan other than an Incentive Stock Option.

                 (j) "Option" shall mean, unless otherwise specifically limited under any provision of this Plan, both an Incentive Stock Option and a Nonqualified Stock Option granted pursuant to this Plan.

                 (k) "Option Price" shall mean the price at which Common Stock may be purchased under an Option, as provided in Section 7(d) of this Plan.

                 (l) "Optionee" shall mean a Key Employee granted an Option under the Plan.

                 (m) "Parent" shall mean any corporation which qualifies as a parent corporation of the Company within the meaning of Section 424(e) of the Code.

                 (n) "Plan" shall mean the Turner Broadcasting System, Inc. 1993 Stock Option Plan.

                 (o) "Stock Option Agreement" shall mean the written agreement between an Optionee and the Company evidencing the grant of an Option and setting forth the terms and conditions of the grant.



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                 (p)      "Subsidiary" shall mean any corporation which
         qualifies as a subsidiary corporation of the Company within the meaning of Section 424(f) of the Code.

                 (q) "Surrender Right" shall mean a right to surrender to the Company for cancellation all or a portion of an Option granted under the Plan and to receive in exchange therefor shares of the Company's Common Stock, as hereinafter provided in Section 9 of this Plan.

                 (r) "Ten Percent Shareholder" shall mean an Optionee who, at the time an Incentive Stock Option is to be granted to him, owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of its Parent (if any) or Subsidiaries (as such ownership is defined in Section 424(d) of the Code).

Section 3.       Administration of the Plan
                 --------------------------
                 (a)      Committee.  The Plan shall be administered by the
                          ---------
         Committee, which shall consist of two or more directors of the Company appointed by the Board. The members of the Committee shall not be eligible to receive Options and shall be "disinterested persons" as defined in Rule 16b-3(c)(2)(i) promulgated under the Securities Exchange Act of 1934, as amended (the "1934 Act"). The members of the Committee shall serve at the pleasure of the Board, which shall have the power, at any time and from time to time, to remove members from the Committee or to add members thereto. Vacancies on the Committee shall be filled by action of the Board.

                 (b)      Duties and Powers of the Committee.  The Committee
                          ----------------------------------
         shall have the full power and authority, in its sole and absolute discretion, but subject to and not inconsistent with the express provisions of the Plan, to administer the Plan and to exercise all the powers and authorities either specifically granted to it under the Plan or necessary or advisable in the administration of the Plan, including, without limitation, the authority (i) to grant Options which have received any requisite approval of the Board and to determine which Options shall constitute Incentive Stock Options and which Options shall constitute Nonqualified Stock Options; (ii) to determine the employees to whom, and the time or times at which, Options shall be granted; (iii) to determine the number of shares of Common Stock to be covered by each Option; (iv) to determine which Options (if any) shall be accompanied by Surrender Rights; (v) to determine the Option Price of Common Stock subject to an Option; (vi) to determine the duration of the exercise period of Options and the time or times at which Options may be exercised and the extent of exercisability of Options;





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         (vii) to determine the terms and provisions of Stock Option Agreements
         (which need not be identical) entered into in connection with Options granted under the Plan, including such terms and provisions as shall in the judgment of the Committee be necessary or advisable in order to conform to any applicable laws or regulations, as the same may be amended from time to time; and (viii) to make all other determinations necessary or advisable for the administration of the Plan. Subject to the express provisions of the Plan, the Committee may correct any defect or supply any omission or reconcile any inconsistency in the Plan or in any Stock Option Agreement in such manner and to the extent it shall determine in order to carry out the purposes of the Plan.

                 The Committee shall have full power and authority to construe and interpret the Plan and the respective Stock Option Agreements and to establish, amend or rescind such rules, regulations and procedures as the Committee deems necessary or appropriate for the proper administration of the Plan.

                 The determinations of the Committee on the foregoing matters and any other matters arising in connection with the construction, administration, interpretation and effect of the Plan and of the Committee's rules and regulations thereunder shall (except as otherwise specifically provided in the Plan) be final, binding and conclusive.

                 (c)      Committee Meetings and Actions.  The Committee may
                          ------------------------------
         select one of its members as Chairman. The Committee shall hold its meetings at such times and places as it shall determine. All decisions and determinations of the Committee shall be made by not less than the affirmative vote of a majority of its members. Actions may be taken by the Committee at a duly convened meeting (including a meeting by telephone conference call) or by unanimous written consent.

Section 4.       Eligibility
                 -----------
                 Options under the Plan may be granted only to Key Employees of the Company and its Subsidiaries. A director of the Company or of a Subsidiary who is not also a Key Employee shall not be eligible to receive an Option under this Plan. More than one Option may be granted to the same Optionee and be outstanding concurrently hereunder; provided, however, that the aggregate number of shares of Common Stock for which Options may be granted to any individual during any calendar year may not, subject to adjustment as provided in Section 14 hereof, exceed ( )% of the shares of Common Stock reserved for the purposes of the Plan in accordance with the provisions of Section 5 hereof.





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Section 5.       Shares Subject to the Plan
                 --------------------------
                 (a)      Aggregate Number of Shares Available.  Subject to the
                          ------------------------------------
         adjustments provided for in Section 14 of this Plan, the aggregate number of shares of Common Stock for which Options may be granted under the Plan shall be 5,000,000 shares. Shares delivered by the Company pursuant to exercises of Options or Surrender Rights may be authorized but unissued shares of Common Stock, issued shares of Common Stock which have been reacquired by the Company, or a combination thereof, as the Board or the Committee shall from time to time determine.

                 (b)      Effect of Expiration of Options.  In the event that
                          -------------------------------
         any outstanding Option under the Plan for any reason expires or is terminated without having been exercised in full or surrendered in full in connection with the exercise of a related Surrender Right, the shares of Common Stock subject to but not issued under such Option shall again be available for the granting of Options under the Plan.

                 (c)      Effect of Exercises.  If all or any portion of an
                          -------------------
         Option is exercised or is surrendered pursuant to the exercise of a Surrender Right, the shares with respect to which such Option or such Surrender Right is exercised shall not thereafter be available for the granting of other Options under the Plan. Shares of Common Stock delivered by the Company upon the exercise of a Surrender Right shall not be charged against the number of shares of Common Stock available for the grant of Options.

Section 6.       Stock Option Agreements
                 -----------------------
                 Each Option shall be evidenced by a written Stock Option Agreement which shall be executed by the Company and the Optionee, containing such terms and conditions, not inconsistent with the Plan, as shall be determined by the Committee. Stock Option Agreements evidencing Incentive Stock Options shall contain such terms and conditions, among others, as may be necessary in the opinion of the Committee to qualify them as incentive stock options under the Code.

Section 7.       Terms and Conditions of Options
                 -------------------------------
                 Each Option granted under the Plan shall comply with and be subject to the following terms and conditions, as well as such other terms and conditions as may be determined by the Committee and specified in the related Stock Option Agreement:

                 (a)      Number of Shares.  The number of shares of Common
                          ----------------
         Stock to which an Option relates shall be determined by the





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         Committee and specified in the related Stock Option Agreement.

                 (b)      Type of Option.  Each Stock Option Agreement shall
                          --------------
         specify the type of Option granted and evidenced thereby, i.e., whether the Option is an Incentive Stock Option or a Nonqualified Stock Option.

                 (c)      Date of Grant; Exercise Period.  The date of grant of
                          ------------------------------
         any Option shall be the date on which the Committee shall award the Option (or the earlier date, if applicable, that the Board specifically approves such grant) if an immediate grant of such Option is contemplated, or the date contemplated as the date of grant if the Committee imposes a condition on the granting of such Option. Options granted under the Plan shall be for such periods as may be determined by the Committee and set forth in the related Stock Option Agreements, subject to the provisions of Section 10 hereof regarding early termination upon the occurrence of certain events and subject to the further provisions of this paragraph (c). The exercise period of an Incentive Stock Option shall not exceed ten (10) years from the date of grant of such Option; provided, however, that in the case of an Incentive Stock Option granted to a Ten Percent Shareholder, such period shall not exceed five (5) years from the date of grant.

                 Subject to the further provisions of this paragraph (c) regarding Incentive Stock Options, the Committee shall have authority to prescribe in any Stock Option Agreement that the Option evidenced thereby may be exercised in full or in part as to any number of shares subject thereto at any time or from time to time during the term of the Option, or in such installments at such times during said term as the Committee may prescribe. The aggregate Fair Market Value (determined at the time an Incentive Stock Option is granted) of the Common Stock with respect to which Incentive Stock Options are exercisable for the first time by an Optionee during any calendar year (under the Plan and all other plans of the Company and its Parent (if any) and Subsidiaries) shall not exceed $100,000.

                 Except as otherwise provided in Section 10 of this Plan, an Option may not be exercised in whole or in part unless the Optionee is, at the time of such exercise, an employee of the Company or a Subsidiary.

                 (d)      Option Price.  The Option Price per share of the
                          ------------
         Common Stock subject to an Option granted under the Plan shall be determined by the Committee at the time the Option is granted, and shall be subject to the following conditions:





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                           (i)  Nonqualified Stock Options - The Option Price
                                --------------------------
                 per share of Common Stock subject to a Nonqualified Stock Option may be less than the Fair Market Value per share of the Common Stock on the date of grant, but shall not be less than the par value per share of Common Stock.

                          (ii) Incentive Stock Options - The Option Price per
                               -----------------------
                 share of Common Stock subject to an Incentive Stock Option shall not be less than the greater of (a) 100% of the Fair Market Value per share of the Common Stock on the date of grant, or (b) the par value per share of the Common Stock; provided, however, that in the case of an Incentive Stock Option granted to a Ten Percent Shareholder, the Option Price per share shall not be less than the greater of (x) 110% of the Fair Market Value per share of Common Stock on the date of grant, or (y) the par value per share of the Common Stock.

Section 8.       Method of Exercise; Payment of Option Price
                 -------------------------------------------
                 (a)      Method of Exercise.  An Option may be exercised as to
                          ------------------
         any or all full shares of Common Stock as to which the Option has become exercisable in accordance with the terms of the related Stock Option Agreement and the provisions of this Plan by delivering to the Company written notice of such exercise in the manner hereinafter specified in Section 19; provided, however, that an Option may not be exercised at any one time as to less than l,000 shares (or such number of shares as to which the Option is then exercisable if such number of shares is less than 1,000 shares). Such written notice shall specify the number of shares of Common Stock with respect to which the Option is being exercised and shall be accompanied by payment in full of the Option Price for such shares. The date of exercise of an Option or portion thereof shall be the date of receipt by the Company of such written notice as determined in accordance with the provisions of
         Section 19 of the Plan.

                 (b)      Payment of Option Price.  Payment for shares
                          -----------------------
         purchased upon exercise of an Option may be made

                           (i) in cash (including a certified check, bank draft or money order), or

                           (ii)  with the approval of the Committee, by
                 delivering to the Company shares of Common Stock already owned by the Optionee ("Previously Held Shares") having a Fair Market Value (determined as of the day preceding the date on which the Option is






                                       7
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                 exercised) equal to the cash Option Price of the shares of
                 Common Stock as to which the Option is being exercised, or

                          (iii) with the approval of the Committee, by a combination of the methods described in (i) and (ii) above, or

                           (iv) with the approval of the Committee, by any other method or in any other form authorized by the Committee and reflected in the related Stock Option Agreement or in any written notice relative thereto as may be from time to time delivered by the Committee to the Optionee.

Section 9.       Surrender Rights
                 ----------------
                 (a)      Grant of Surrender Rights.  The Committee shall have
                          -------------------------
         the authority to grant Surrender Rights to Optionees with respect to all or any portion of an Option (the "Related Option"). If the Related Option is a Nonqualified Stock Option, a Surrender Right may be granted either at the time the Related Option is granted or at any time thereafter prior to the exercise, termination or cancellation of such Related Option. If the Related Option is an Incentive Stock Option, a Surrender Right may be granted only at the time the Related Option is granted. Surrender Rights shall be evidenced either by the Stock Option Agreement entered into in connection with the grant of the Related Option or by a separate agreement between the Company and an Optionee.

                 (b)      Exercises of Surrender Rights.  A Surrender Right
                          -----------------------------
         shall entitle the Optionee to surrender to the Company for cancellation all or a portion of the Related Option and to receive in payment therefor that number of shares of Common Stock (rounded to the nearest whole number) having an aggregate Fair Market Value equal to the excess, if any, of the Fair Market Value of the shares of Common Stock subject to the Related Option or portion thereof surrendered over the aggregate Option Price of the shares of Common Stock subject to the Related Option or portion thereof surrendered. The Fair Market Value of the shares covered by the surrendered portion of a Related Option shall be determined as of the day preceding the date of the exercise of the Surrender Right, and any shares of Common Stock delivered by the Company in payment pursuant to this Section 9 shall be valued at their Fair Market Value on the day preceding the date of such exercise.

                 A Surrender Right shall be exercisable only at the same time or times and to the same extent and subject to the same conditions as the Related Option, except that the





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         Committee may prescribe additional conditions and limitations on the exercise of a Surrender Right. In addition, in the case of a Surrender Right granted in respect of an Incentive Stock Option, such Surrender Right shall be exercisable only when the Fair Market Value per share of Common Stock exceeds the Option Price per share. A Surrender Right shall be exercisable only by delivering written notice to the Company of such exercise in the manner hereinafter specified in
         Section 19. The date of exercise of a Surrender Right or portion thereof shall be the date of receipt by the Company of such notice as determined in accordance with the provisions of Section 19 of the Plan.

                 (c)      Effect of Exercise of Surrender Right or Related
                          ------------------------------------------------
         Option.  Upon the exercise of a Surrender Right, the Related Option
         ------
         shall cease to be exercisable to the extent of the shares of Common Stock with respect to which such Surrender Right is exercised, but shall be considered to have been exercised to that extent for purposes of determining the number of shares of Common Stock available for the grant of further Options pursuant to the Plan. Upon the exercise or termination of a Related Option, the Surrender Right with respect to such Related Option shall terminate to the extent of the shares of Common Stock with respect to which the Related Option was exercised or terminated.

Section 10.      Death, Disability or Other Termination of Employment
                 ----------------------------------------------------
                 (a)      Death.  In the event an Optionee dies (i) while in
                          -----
         the employ of the Company or a Subsidiary or (ii) within three (3) months of the termination of such employment (other than termination for cause or voluntary termination without the consent of the Company or the Subsidiary, as the case may be), his Option may be exercised, solely to the extent that the Optionee was entitled to exercise the Option at the date of his death or, if earlier, the date of his termination, by his beneficiary as designated in writing by the Optionee pursuant to Section 15 of the Plan, or, if no such designation has been made, by the person or persons to whom Optionee's rights under the Option shall pass by will or the laws of descent and distribution, at any time or from time to time within one (l) year after the date of Optionee's death or prior to the expiration of the period for which the Option was granted, whichever is the shorter period.

                 (b)      Disability.  In the event an Optionee's employment by
                          ----------
         the Company or a Subsidiary is terminated because of the Optionee's permanent disability, the Optionee may exercise his Option, solely to the extent that he was entitled to do so at the date of termination of his employment, at any time or from time to time within one (l)





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         year after the date of such termination of employment or prior to the expiration of the period for which the Option was granted, whichever is the shorter period.

                 (c)      Other Termination of Employment.  In the event the
                          -------------------------------
         Optionee's employment by the Company or a Subsidiary is terminated other than by death or permanent disability as provided by paragraphs
         (a) and (b), respectively, of this Section 10 and other than for cause or by the voluntary action of the Optionee without the consent of the Company or Subsidiary employing the Optionee, the Optionee may exercise his Option, solely to the extent that he was entitled to do so at the date of termination of his employment, at any time or from time to time within ninety (90) days after the date of such termination of employment or prior to the expiration of the period for which the Option was granted, whichever is the shorter period. In the event the Optionee's employment by the Company or a Subsidiary is terminated for cause or by the voluntary action of the Optionee without the consent of the Company or Subsidiary employing the Optionee, his Option shall terminate at the date of termination of his employment.

                 (d)      Committee Discretion.  Notwithstanding the provisions
                          --------------------
         of paragraphs (a), (b) or (c) of this Section 10, the Committee, in its sole and absolute discretion, may, at the date an Option is granted or thereafter, establish different terms and conditions pertaining to the effect on that Option of the death, disability or other termination of employment of the Optionee, to the extent permitted by applicable federal and state law.

                 (e)      Failure to Exercise.  To the extent an Option or any
                          -------------------
         portion thereof is not exercised within the limited period provided in paragraphs (a), (b), (c) or (d) of this Section 10, whichever is applicable, all rights pursuant to such Option will cease and terminate at the expiration of such period.

                 (f)      Matters Relating to Termination of Employment. The
                          ---------------------------------------------
         Committee in its absolute discretion shall determine the effect of all matters and questions relating to the termination of employment of an Optionee, including, but not limited to, questions as to whether a termination of employment resulted from permanent disability or was voluntary or involuntary on the part of the Optionee and questions of whether particular leaves of absence constitute terminations of employment.





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Section 11.      Modification, Extension and Renewal of Options
                 ----------------------------------------------
                 Subject to the terms and conditions and within the limitations of the Plan, the Committee in its discretion may modify, extend, or renew outstanding Options granted under the Plan, or accept the surrender of outstanding Options (to the extent not theretofore exercised) and authorize the granting of new Options hereunder in substitution therefor. A modification granting a Surrender Right shall not be deemed to be the grant of a new Option for purposes of the Plan. Notwithstanding the foregoing, however, no modification (other than adjustments as provided by Section 14 hereof) of an Option shall, without the consent of the Optionee, alter or impair any rights or obligations under any Option theretofore granted to such Optionee.

                 If the terms of an Incentive Stock Option are "modified, extended or renewed" within the meaning of Section 424(h) of the Code and interpretations thereunder, such modification, extension or renewal shall be considered the granting of a new Incentive Stock Option.

Section 12.      Withholding Taxes
                 -----------------
                 The Company shall be entitled to require, as a condition to its delivery of shares of Common Stock upon the exercise of an Option or Surrender Right, that the Optionee pay to the Company an amount sufficient to satisfy all present or estimated future federal, state and local withholding tax requirements related thereto.

                 Subject to the further provisions of this Section 12 and to the disapproval of the Committee, an Optionee may elect to satisfy applicable withholding tax liabilities by (i) having the Company withhold from the shares of Common Stock otherwise issuable to the Optionee upon his exercise of an Option or Surrender Right that number of shares of Common Stock having a Fair Market Value on the day preceding the date of such exercise sufficient to satisfy the amount of such tax liabilities or (ii) delivering to the Company that number of Previously Held Shares having a Fair Market Value on the day preceding the date of such exercise sufficient to satisfy the amount of such tax liabilities. Any such election will be irrevocable and must be made prior to the date the Option or Surrender Right exercise becomes taxable. In addition, if the Optionee is a director or an officer of the Company within the meaning of Section 16(b) of the 1934 Act, such election may not be made within six months of the grant of the Option (except that this limitation will not apply in the event of the death or disability of the Optionee prior to the expiration of the six-month period), and such election shall be made either in





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the ten-day "window period" following the release of the Company's quarterly or
annual summary earnings statement as provided by Rule   16b-3(e)(3) under the
1934 Act, or at least six months prior to the date the Option or Surrender
Right exercise becomes taxable.

                 The Company intends that this Section 12 shall comply with the requirements of Rule 16b-3 under the 1934 Act, as the same may be interpreted or amended from time to time during the term of the Plan. Should any provision of this Section 12 not be necessary to comply with the requirements of the Rule or should any additional provisions be necessary for this Section 12 to so comply, the Committee may amend the Plan to add to or modify the provisions of the Plan accordingly.

Section 13.      Investment Representation
                 -------------------------
                 Each Stock Option Agreement shall provide that the Committee may require the Optionee (or any person exercising the Optionee's rights pursuant to Section 10(a) of the Plan) to furnish to the Company, as a condition precedent to any exercise of the Option or Surrender Right (if available), a written agreement in such form as the Committee shall prescribe in which the Optionee or such other person represents and agrees that any and all shares of Common Stock to be acquired upon such exercise are being acquired for investment and not with a view to the resale or distribution thereof and makes such further representations as may in the judgment of the Committee be necessary or appropriate to ensure compliance with applicable federal or state securities laws. Certificates for shares of Common Stock to be delivered to an Optionee upon his exercise of an Option or Surrender Right may, when issued, bear such legends or statements referring to the foregoing representations and agreements as the Committee, in its discretion, shall deem necessary or appropriate.

Section 14.      Adjustment Upon Changes in Capitalization
                 -----------------------------------------
                 The total number and character of shares available for Options under the Plan, the number and character of shares subject to outstanding Options and the Option Price shall be appropriately adjusted by the Committee in the event of any change in the number or character of outstanding shares of Common Stock resulting from a stock dividend, subdivision or combination of shares, or reclassification. In the event of a merger or consolidation of the Company or a tender offer for shares of Common Stock, the Committee may make such adjustments with respect to Options under the Plan and take such other action as it deems necessary or appropriate to reflect, or in anticipation of, such merger, consolidation or tender offer, including without limitation the substitution of new Options, the adjustment of





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outstanding Options, the acceleration of Options, or the removal of limitations or restrictions on outstanding Options.

Section 15.      Nontransferability
                 ------------------
                 No Option granted under the Plan shall be transferable by an Optionee otherwise than by will or by the laws of descent and distribution, and an Option may be exercised, during the lifetime of the Optionee, only by the Optionee. An Optionee may during his or her lifetime designate in writing a beneficiary to receive his or her Option in the event of Optionee's death prior to exercise of the Option.

Section 16.      No Right to Continued Employment
                 --------------------------------
                 Nothing in this Plan or in any Option granted hereunder shall confer upon an Optionee any right to continue in the employ of the Company or a Subsidiary nor interfere or affect in any way the right of the Company or a Subsidiary to terminate an Optionee's employment at any time for any reason.

Section 17.      Rights as a Shareholder
                 -----------------------
                 An Optionee shall have no rights as a shareholder with respect to any shares of Common Stock subject to his Option until the date of issuance to him of a stock certificate or certificates for such shares. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights for which the record date is prior to the date such stock certificate is issued, except as provided in Section 14 hereof.

Section 18.      Compliance with Law and Other Conditions
                 ----------------------------------------
                 The obligation of the Company to issue or deliver shares of Common Stock upon the exercise of Options or Surrender Rights shall be subject to all applicable laws, regulations, rules and approvals of applicable governmental and regulatory authorities. Notwithstanding any other provisions of this Plan or any Stock Option Agreements, the Company shall not be required to issue or deliver any certificate or certificates for shares of Common Stock purchased upon the exercise of an Option or Surrender Right prior to the fulfillment of the following conditions:

                            (i) The listing, or approval for listing upon notice of issuance, of such shares on the American Stock Exchange, Inc. or such other securities exchange on which the Common Stock is then listed;

                            (ii) The registration or other qualification of such shares under any state or federal securities law





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
                 or regulation which the Committee shall, in its absolute discretion upon the advice of counsel, deem necessary or advisable; and

                          (iii) The obtaining of any other consent, approval, permit or other clearance from any state or federal governmental or regulatory agency which the Committee shall, in its absolute discretion upon the advice of counsel, determine to be necessary or advisable.

                 With respect to Options and Surrender Rights granted to any Optionee who is an officer of the Company or is otherwise subject to Section 16 of the 1934 Act, the Committee may, in its absolute discretion at the time of the granting of an Option or Surrender Right or the exercise thereof, make such provisions as may be necessary to assure compliance with Rule 16b-3 under the 1934 Act.

Section 19.      Notices
                 -------
                 Whenever any notice is required or permitted to be given under the Plan or any Stock Option Agreement, such notice must be in writing and personally delivered or sent by courier or by mail. Any such notice shall be deemed effectively given or delivered upon personal delivery or twenty-four hours after delivery to a courier service which guarantees overnight delivery or five (5) days after deposit with the U.S. Post Office, by registered or certified mail, return receipt requested, postage prepaid, addressed to the person who is to receive such notice at the address which such person has theretofore specified by written notice delivered in accordance herewith. The Company or an Optionee may change, at any time and from time to time, by written notice to the other, the address which it or he had theretofore specified for receiving notices. Until changed in accordance herewith, the Company and each Optionee shall specify as its or his address for receiving notices the address set forth in the Stock Option Agreement pertaining to the shares of Common Stock to which such notice relates.

Section 20.      Amendment, Suspension or Termination of the Plan
                 ------------------------------------------------
                 The Plan may be wholly or partially amended or otherwise modified, suspended or terminated at any time or from time to time by the Board or the Committee; provided, however, that the Board or the Committee shall not, without the approval of the holders of a majority of the outstanding shares of the Company's stock entitled to vote thereon, effect any change to the Plan (other than through adjustment for changes in capitalization as hereinbefore provided by Section 14) which would





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
                 (i) materially increase the aggregate number of shares as to which Options may be granted under the Plan;

                 (ii) materially increase the benefits accruing to Optionees under the Plan;

                 (iii) materially modify the requirements as to eligibility for participation in the Plan.

Further, no such amendment, suspension or termination, other than adjustments for changes in capitalization as provided in Section 14 hereof, shall adversely affect or impair any outstanding Option without the written consent of the Optionee affected thereby.

Section 21.      Effective Date; Duration
                 ------------------------

                 (a)      Effective Date.  The Plan shall become effective upon
                          --------------
         the date of its adoption by the Board.

                 (b)      Duration.  Unless earlier terminated by the Board or
                          --------
         the Committee pursuant to the provisions of the Plan, the Plan shall terminate on the tenth anniversary of its effective date as hereinbefore specified. No Options shall be granted under the Plan after such termination date.

Section 22.      Governing Law
                 -------------
                 This Plan and all rights hereunder shall be construed and interpreted in accordance with the laws of the State of Georgia, to the extent not superseded by the laws of the United States.





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